TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.4
STORAGE SERVICES AGREEMENT
This Storage Services Agreement is made and entered into as of the Effective Date by and between PHILLIPS 66 CARRIER LLC, a Delaware limited liability company (“Carrier”), and PHILLIPS 66 COMPANY, a Delaware corporation (“Company”).
Recitals
WHEREAS, Carrier owns certain tanks located at Carrier’s Wichita, Kansas terminal (“Tank Nos. 1001, 1002, and 1004”), Kansas City, Kansas terminal (“Tank Nos. 8005 and 8010”), and East St. Louis terminal located in Cahokia, Illinois (“Tank Nos. 1503, 2001 and 1302”) (the tanks may also be referred to individually as a “Tank” or collectively as the “Tanks”) that are suitable for receiving and storing refined petroleum products; and,
WHEREAS, Company desires to store refined petroleum products in the Tanks, and Carrier agrees to store refined petroleum products in the Tanks for Company, all upon the terms and conditions set forth in this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Carrier and Company agree as follows:
Article I.    Defined Terms
Section 1.01    Defined Terms. The following definitions shall apply to the capitalized terms used in this Agreement:

(a)
“Agreement” means this Storage Services Agreement, together with all exhibits attached hereto, as the same may be extended, supplemented or restated from time to time in accordance with the provisions hereof.

(b)	“Barrel” means 42 Gallons.

(c)	“Borger Products Facility” means that certain pipeline station, referred to as “Rocky Station,” owned by Company and located outside of the fence line at the Borger Refinery in Borger, Texas.

(d)	“Business Day” means any Day except for Saturday, Sunday or an official holiday in the State of Texas.

(e)	“Carrier” has the meaning set forth in the introductory paragraph.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(f)	“Carrier Affiliated Parties” means Carrier, Phillips 66 Partners LP and their respective contractors, and the directors, officers, employees and agents of each of them.

(g)
“Claims” means any and all judgments, claims, causes of action, demands, lawsuits, suits, proceedings, governmental investigations or audits, losses, assessments, fines, penalties, administrative orders, obligations, costs, expenses, liabilities and damages, including interest, penalties, reasonable attorneys’ fees, disbursements and costs of investigations, deficiencies, levies, duties and imposts.

(h)	“Commodity” or “Commodities” means any of the commodities identified on Exhibit C.

(i)	“Company” has the meaning set forth in the introductory paragraph.

(j)
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

(k)	“Day” means the period of time commencing at 0000 hours on one calendar day and running until, but not including, 0000 hours on the next calendar day, according to local time in Houston, Texas.

(l)	“Effective Date” means March 1, 2014.

(m)
“Force Majeure” means: (i) acts of God, fires, floods or storms; (ii) compliance with orders of courts or Governmental Authorities; (iii) explosions, wars, terrorist acts or riots; (iv) inability to obtain or unavoidable delays in obtaining material or equipment; (v) accidental disruption of service; (vi) events or circumstances similar to the foregoing (including inability to obtain or unavoidable delays in obtaining material or equipment and disruption of service provided by third parties) that prevent a Party’s ability to perform its obligations under this Agreement, to the extent that such events or circumstances are beyond the Party’s reasonable control and could not have been prevented by the Party’s due diligence; (vii) strikes, lockouts or other industrial disturbances; and (viii) breakdown of refinery facilities, machinery, storage facilities, Tanks, or pipelines irrespective of the cause thereof.

(n)	“Gallon” means a United States gallon of two hundred thirty-one cubic inches of liquid at 60º Fahrenheit, and at the equivalent vapor pressure of the liquid.

(o)	“Governmental Authority” means any government, any governmental administration, agency, instrumentality or other instrumentality or other political

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

subdivision thereof or any court, commission or other governmental authority of competent jurisdiction.

(p)
“Law” means all constitutions, laws (including common law), treaties, statutes, orders, decrees, rules, injunctions, licenses, permits, approvals, agreements, regulations, codes and ordinances issued by any Governmental Authority, including judicial or administrative orders, consents, decrees, and judgments, published directives, guidelines, governmental authorizations, requirements or other governmental restrictions which have the force of law, and determinations by, or interpretations of any of the foregoing by any Governmental Authority having jurisdiction over the matter in question and binding on a given Person, whether in effect as of the date hereof or thereafter and, in each case, as amended.

(q)
“Month” or “Monthly” means a calendar month commencing at 0000 hours on the first Day thereof and running until, but not including, 0000 hours on the first Day of the following calendar month, according to local time in Houston, Texas.

(r)	“Normal Business Hours” means the period of time commencing at 0800 hours on one Day and running until 1700 hours on the same Day, according to local time in Houston, Texas.

(s)	“Notice” means any notice, request, instruction, correspondence or other communication permitted or required to be given under this Agreement.

(t)	“Parties” means Carrier and Company, collectively.

(u)
“Partnership Change in Control” means Phillips 66 ceases to Control the general partner of Phillips 66 Partners LP by virtue of any affiliate of Phillips 66 being removed as the general partner of Phillips 66 Partners LP under the terms of the limited partnership agreement of Phillips 66 Partners LP.

(v)	“Party” means Carrier or Company, individually.

(w)
“Person” means, without limitation, an individual, corporation (including a non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority, and shall include any successor (by merger or otherwise) of such entity.

(x)	“PPI-FG” has the meaning set forth in Section 3.05.

(y)	“Regular Terminal Operating Hours” means 24 hours per Day, 7 Days per week.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(z)	“Scheduled Charges” means those fees payable by Company for the services provided by Carrier hereunder, as set forth in Exhibit A.

(aa)	“Storage Variation” has the meaning set forth in Section 6.01.

(bb)	“Tank” and “Tanks” have the meaning set forth in the recitals.

(cc)
“Taxes” means any income, sales, use, excise, transfer, and similar taxes, fees and charges (including ad valorem taxes), including any interest or penalties attributable thereto, imposed by any Governmental Authority.

Section 1.02    Other Defined Terms. Other terms may be defined elsewhere in this Agreement, and, unless otherwise indicated, shall have such meanings throughout this Agreement.
Section 1.03    Terms Generally. The definitions in this Agreement shall apply equally to both singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context requires otherwise.
Article II.    Term and Termination
Section 2.01    Term. The term of this Agreement shall commence on the Effective Date and shall continue for a primary term of five (5) years (“Primary Term”). At the end of the Primary Term, this Agreement shall automatically extend for up to two successive five (5) year periods (each, a “Renewal Term”), unless terminated by either Party upon written notice to the other Party no less than one hundred and eighty (180) Days prior to the expiration of the Primary Term or any Renewal Term, as applicable. After expiration of the second Renewal Term, if any, this Agreement will automatically extend for successive one (1) year terms (each also a “Renewal Term”) unless terminated by either Party upon written notice to the other Party no less than one hundred and eighty (180) Days prior to the expiration of the then current Renewal Term. The Primary Term, together with any Renewal Terms, shall be referred to in this Agreement as the “Term.”
Section 2.02    Termination Following a Force Majeure Event. If a Force Majeure event prevents either Carrier or Company from performing its respective obligations under this Agreement for a period of more than 12 consecutive Months, this Agreement may be terminated by either Party at any time after the expiration of such 12-Month period upon at least 30 Days prior written Notice to the other Party.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 2.03    Special Termination by Carrier.

(a)
If Carrier’s use of all or part of the Tanks for the storage and handling of any Commodity is restrained, enjoined, restricted or terminated by (a) any Governmental Authority, (b) right of eminent domain or (c) the owner of leased land, Carrier, upon being notified of such restraint, enjoinder, restriction or termination, shall notify Company promptly upon learning of the likelihood of such event and Carrier may terminate this Agreement as to the affected Tank and services on the effective date of such restraint, enjoinder, restriction or termination.

(b)
Carrier shall have the right to terminate this Agreement upon 30 Days’ Notice to Company (i) in the event Carrier determines any testing or upgrading of the Tanks is required to satisfy or comply with Law or to comply with or remedy environmental concerns, or (ii) in the event of damage or destruction to, all or a portion of the Tanks, if in Carrier’s sole opinion such testing, upgrading, complying or repairing will require the expenditure of $5,000,000.00 or more to restore the Tanks to normal operations. Upon such termination, neither Party shall have any obligations to the other Party, provided that if Carrier terminates the Agreement pursuant to this Section 2.03(b) on any Day other than the last Day of a Month, Carrier shall promptly refund to Company that portion of such Month’s Scheduled Charges representing the number of Days between the termination date and the last Day of such Month, and provided further that the provisions of Section 2.04 shall survive such termination.

Section 2.04    Removal of Commodities.

(a)
Company, at its own expense, shall remove all of its Commodities from the Tanks no later than the later of (i) the effective date of the termination or expiration of this Agreement, and (ii) ten Days after receipt of Notice to terminate this Agreement in accordance with its terms, provided that Carrier may, in its sole discretion, agree in writing to extend the time for such removal. If, at the end of such period, Company has not removed all of its Commodities, then in addition to any other rights it may have under this Agreement, Carrier shall have the right to take possession of such Commodities and sell them at public or private sale. In the event of such a sale, Carrier shall withhold from the proceeds therefrom all amounts owed to it hereunder and all expenses of sale (including but not limited to reasonable attorneys’ fees and any amounts necessary to discharge any and all liens against the Commodities). The balance of the proceeds, if any, shall be remitted to Company.

(b)
Should any Commodities remain in the Tanks beyond the expiration or termination of this Agreement, Company shall remain obligated to perform all of the terms and conditions set forth in this Agreement (including, without limitation, Company’s

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

obligation to pay the monthly Storage Fee under Section 3.01(a), prorated for the period between such expiration or termination of this Agreement and the time all Commodities are removed from the Tanks) and, in addition, shall pay an additional “Holdover Fee” per Day or partial Day, determined in accordance with Exhibit A, until all Commodities are removed.

(c)
Company shall indemnify and hold the Carrier Affiliated Parties harmless from and against all Claims arising from or related to Company’s failure to remove any Commodities in accordance with this Section 2.04 or Carrier’s exercise of its right to take possession of Company’s Commodities and sell it in accordance with this Section 2.04.

(d)	Company will reimburse Carrier for any expense incurred by Carrier in connection with its or Company’s withdrawal of Commodities from the Tanks, including costs incurred to empty the Tanks.
Article III.    Services
Section 3.01    Storage Services, Commitment and Charges.

(a)	Beginning on the Effective Date, Company shall pay a Monthly fee equal to the “Storage Fee” set forth on Exhibit A multiplied by the shell capacity of the Tanks.

Terminal	Tank	Shell Capacity (barrels)
Wichita	1001	107,000
Wichita	1002	107,000
Wichita	1004	108,000
East St. Louis	1503	172,000
East St. Louis	2001	200,000
East St. Louis	1302	135,000
Kansas City	8010	101,000
Kansas City	8005	80,000
Total Shell Capacity		1,010,000

(b)	Carrier shall accept Commodities from Company for storage and shall store a volume of Commodities up to the safe working capacity of the Tanks (subject to routine maintenance).

(c)
The volume of Commodities placed in the Tanks may not exceed the safe working capacity of the Tanks as determined by Carrier taking into account such factors as (i) the time needed to react to a potential overflow of the Tanks, (ii) storage injection and withdrawal rates, and (iii) other operating conditions.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d)	Carrier shall maintain the Tanks in proper operating condition and in a manner that maintains the working capacity of the Tanks, to the extent commercially reasonable.

(e)
In the event any portion of the safe working capacity of the Tanks is not available for a period exceeding thirty (30) consecutive Days, then following such 30-Day period, the Storage Fee shall be proportionately reduced to reflect the amount of working capacity that is not available for storage in the Tanks. If and to the extent all or any portion of such working capacity again becomes available for storage in the Tanks, the Storage Fee shall be immediately increased to reflect the resumed storage availability.

Section 3.02     Laboratory Fees and Services.

(a)
If Carrier provides sampling, testing and/or other laboratory services requested by Company for Commodities at the Tanks, Carrier shall charge for each sampling and testing procedure performed as set forth in Carrier’s “Schedule of Rates for Laboratory Services”, as may be amended from time to time. Such services shall be provided by Company’s personnel at the Borger Products Facility, if possible. If Carrier contracts with another Person to perform laboratory services, all fees shall be billed to Company at Carrier’s cost.

(b)	Carrier’s liability for sampling and testing services is limited to the charge for the service provided.
Section 3.03    Additional Services. For services or functions that are not specifically provided for in this Agreement but are requested by Company and agreed to by Carrier, there may be a charge as agreed upon by the Parties in writing.
Section 3.04    Recovery of Certain Costs.

(a)
If Carrier agrees to make any expenditures at Company’s request, Company will reimburse Carrier for the actual amount paid by Carrier for such expenditures or, at Carrier’s option and if the Parties agree, any applicable fees set forth on Exhibit A will be increased or additional fees shall be added to Exhibit A or otherwise imposed to allow Carrier to recover the amount paid by Carrier for such expenditures over time from Company or another entity.

(b)
If new Laws require Carrier to make substantial and unanticipated expenditures in connection with the services Carrier provides to Company under this Agreement, Company will reimburse Carrier for Company’s proportionate share of the costs of complying with such Laws, or at Carrier’s option and if the Parties agree, relevant

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

periodic or unit charges will be increased or an alternate mechanism shall be adopted to allow Carrier to recover such costs over time from Company or another entity.

(c)
If Carrier determines that the Tanks must be pumped, drained, purged or otherwise cleaned of residual volumes, Company will reimburse Carrier for the actual amount paid by Carrier for such cleaning services. Carrier and Company will work together to coordinate such cleaning activities to minimize disruption to the Parties’ respective commercial operations.

Section 3.05    Adjustments. As of January 1, 2015, and as of January 1 of each year thereafter while this Agreement is in effect, Carrier may increase each of the fees set forth on Exhibit A annually, by a percentage equal to the greater of zero and the positive change in the Producer Price Index for Finished Goods (Series ID WPUSOP3000) (the “PPI-FG”), as reported during the Month of October immediately before the effective date of the adjustment, with respect to the 12-Month period ending at the end of the Month of September immediately preceding such publication, provided that if, with respect to any such 12-Month period or periods, the PPI-FG has decreased, Carrier may increase such fees only to the extent that the percentage change in the PPI-FG since the most recent previous increase in such fees is greater than the aggregate amount of the cumulative decreases in the PPI-FG during the intervening period or periods.
Article IV.    Receipt and Redelivery of Commodities
Section 4.01    Receipt of Commodities. All Commodities shall be received into the Tanks via pipeline. Company will use commercially reasonable efforts to ensure that all Commodities it delivers hereunder shall comply with the applicable specifications set forth on Exhibit D. Carrier retains the right to inspect and reject any Commodities that do not conform to the applicable specifications, including the right, in Carrier’s sole judgment, to shut-off the valve into the Tanks. Custody of the Commodities shall pass to Carrier when such Commodities pass the flange connection between the delivering pipeline and the Tank.
Section 4.02    Redelivery of Commodities. All Commodities stored in the Tanks shall be delivered to Company via pipeline. Company shall be responsible for all commercial arrangements necessary to facilitate such deliveries. Carrier shall not be responsible for any damages and shall not be in breach of this Agreement in the event third parties will not physically accept deliveries from Carrier’s facilities. Custody of the Commodities shall pass from Carrier to the pipeline when such Commodities pass the flange connection between the Tank and the receiving pipeline.
Article V.    Terminal Access
Section 5.01    Terminal Access. Terminal access by Company or its representatives shall be during Regular Terminal Operating Hours. As a condition to being granted access to the

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Wichita, Kansas City or East St. Louis terminals, Company shall require all contractors, carriers and customers designated by it to deliver, receive, sample or inspect Company’s Commodities at the Tanks or to provide any other service for Company, to sign and comply with a terminal access agreement in such form as Carrier may reasonably specify from time to time. Further, Company shall cause all such designated contractors, carriers and customers to comply with all applicable terminal rules and regulations and Carrier shall make copies of such rules and regulations available to Company and its designated carriers and customers at the applicable terminal.
Article VI.    Storage Variations
Section 6.01    Storage Variations. Company shall bear any losses or gains that may occur while Company’s Commodities are in storage at the Tanks (such losses or gains, the “Storage Variations”), except to the extent that Storage Variations result from Carrier’s negligence or willful misconduct or the negligence or willful misconduct of Carrier’s employees, agents, contractors or subcontractors.
Article VII.    Monthly Statement; Payment; Liens
Section 7.01    Monthly Statement. Promptly after the end of each Month during the Term of this Agreement, Carrier shall provide Company with a statement showing the previous Month’s beginning inventory, receipts, withdrawals, ending inventory, Storage Variation adjustment and the Scheduled Charges due Carrier. If requested by Company, Carrier shall provide Company with copies of individual gauge reports and meter tickets for receipts and withdrawals at the Tanks for such Month, if available.
Section 7.02    Payment.

(a)
Payment of the amount(s) identified on each Monthly statement shall be due, without discount, on the later of (i) two Business Days after such Monthly Statement is received and (ii) the 22nd Day of the Month in which such Monthly statement is received, provided that if such Day is not a Business Day, then such payment shall be due, without interest, on the next Business Day. Payments not paid by the due date shall bear interest at the rate of the lesser of 1.5% per Month and the maximum rate allowed by Law for each Month or portion of a Month thereafter during which such amount remains unpaid.

(b)
All payments shall be made to Carrier by automated clearing house to an account specified by Carrier from time to time, provided that as long as Carrier is an affiliate of Company, Carrier and Company may settle Company’s financial obligations to Carrier through Company’s normal interaffiliate settlement processes. Any bank charges incurred by Company in remitting funds by automated clearing house shall

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

be for Company’s account. Acceptance by Carrier of any payment from Company for any charge or service after termination or expiration of this Agreement shall not be deemed a renewal of this Agreement or a waiver by Carrier of any default by Company hereunder.

(c)
If Company reasonably disputes any Monthly statement, in whole or in part, Company shall promptly notify Carrier in writing of the dispute and shall pay the undisputed portion according to the terms of this Section 7.02, and shall promptly seek to resolve the dispute including, if necessary, by arbitration as provided in Section 20.01. An arbitral panel may award reasonable interest on any unpaid amount determined to have been due to Carrier but withheld in good faith.

Section 7.03    Liens. Company hereby grants to Carrier an irrevocable (a) warehouseman’s lien on all of Company’s Commodities in storage at the Tanks and (b) power of attorney to dispose of such Commodities at fair market value to the extent of all amounts owed to Carrier by Company hereunder.
Article VIII.     Title
Section 8.01 Title. Title to all of Company’s Commodities received, stored, and handled by Carrier shall remain at all times in Company’s name.
Article IX.    Volume Determinations
Section 9.01    Volume Determinations.

(a)
All measurements, volume corrections and calibrations will be made in accordance with Carrier’s measurement procedures, which shall consist of the latest revision of Carrier’s Measurements Manual and the latest ASTM and API MPMS published methods and standards.

(b)
All volume determinations shall be adjusted to a temperature of 60° Fahrenheit and a pressure of one standard atmosphere (14.7 PSIA) per the most recent edition of the American Petroleum Institute’s Manual of Petroleum Measurement Standards, Chapter 11 (viz., Table 6B, 6C, etc., whichever table is relevant to the commodity being measured).

(c)	All Commodities received from or delivered to the Tanks will be determined by calibrated custody transfer grade meters.

(d)	A Company representative may witness testing, calibration of equipment, meter reading, and gauging of Commodities at the Tanks, at Company’s expense. In the

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

absence of a Company representative, Carrier’s measurements shall be deemed to be accurate.
Article X.    Insurance
Section 10.01    Insurance. Property insurance covering loss or damage to Company’s Commodities, if any, that may be desired by Company, shall be carried by Company at Company’s expense. Should Company elect to carry such insurance, then each policy of insurance shall be endorsed to provide a waiver of subrogation rights in favor of the Carrier Affiliated Parties. Notwithstanding anything in this Agreement to the contrary, Carrier shall not be liable to Company for Commodities losses or shortages for which Company is compensated by its insurer.
Article XI.    Taxes
Section 11.01    Taxes. Company shall be responsible for and shall pay all sales Taxes and similar Taxes on goods and services provided hereunder and any other Taxes now or hereafter imposed by any Governmental Authority in respect of or measured by Commodities handled or stored hereunder or the manufacture, storage, delivery, receipt, exchange or inspection thereof, and Company agrees to promptly reimburse Carrier for any such Taxes Carrier is legally required to pay, upon receipt of invoice therefor. Each Party is responsible for all Taxes in respect of its own real and personal property.
Article XII.    Health, Safety and Environment
Section 12.01    Spills; Environmental Pollution.

(a)
In the event of any Commodity spill or other environmentally polluting discharge caused by Carrier’s operation of the Tanks, any clean-up resulting from any such spill or discharge and any liability resulting from such spill or discharge shall be the responsibility of Carrier except to the extent such spill or discharge is caused by Company or its affiliates other than Carrier.

(b)
In the event and to the extent of any Commodity spill or other environmentally polluting discharge caused by Company or its affiliates other than Carrier or in connection with the operation of Company’s or a third party’s pipeline, tank truck or transport trailer receiving Commodities on Company’s behalf, at its request or for its benefit, Carrier is authorized to commence containment or clean-up operations as deemed appropriate or necessary by Carrier or as required by any Governmental Authority, and Carrier shall notify Company of such operations as soon as practicable. All liability and reasonable costs of containment or clean-up shall be borne by Company except that, in the event a spill or discharge is caused by the joint

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

negligence of both Carrier and Company or a third party pipeline, tank truck or transport trailer receiving Commodities on Company’s behalf, at its request or for its benefit, liability and costs of containment or clean-up shall be borne jointly by Carrier and Company in proportion to each Party’s respective negligence.

(c)
For purposes of this Section 12.01, the negligence of a third party pipeline, tank truck or transport trailer receiving Commodities on Company’s behalf, at its request or for its benefit, shall be attributed to Company.

(d)	The Parties shall cooperate for the purpose of obtaining reimbursement if a third party is legally responsible for costs or expenses initially borne by Carrier or Company.
Section 12.02    Inspection. Company may: (a) inspect the Tanks, including health, safety, and environmental audits by inspector(s) chosen by Company; (b) make physical checks of Commodities in storage at the Tanks; (c) audit Carrier’s health, safety, environmental, and operational records relating to the performance of this Agreement and otherwise to observe such performance~~,~~; and (d) subject to the provisions of Section 5.01, enter upon the applicable terminal property for any of the foregoing purposes. For clarity, none of the rights identified in this Section 12.02 shall be exercised by Company in such manner as to substantially interfere with or diminish Carrier’s complete control and responsibility for the operation of the Tanks.
Section 12.03    Incident Notification. Both Parties undertake to notify the other as soon as reasonably practical, but in no event more than 24 hours, after becoming aware of any accident, spill or incident involving the other Party’s employees, agents, contractors, sub-contractors or their equipment, or Company’s Commodities at the Tanks and to provide reasonable assistance in investigating the circumstances of the accident, spill or incident. Notices required by this Section 12.03 shall be delivered in person, by telephone or by email:

If to Carrier: Phillips 66 Carrier LLC c/o Phillips 66 Pipeline LLC Attn: Bill Shepherd, Central Division Terminal Manager 3010 Briarpark Drive Houston, TX 77042 918.977-4640 bill.d.shepherd@p66.com	If to Company: Phillips 66 Company Attention: Manager Loss Control John Sweeney 3010 Briarpark Drive Houston, TX 77042 832.765-3017 john.e.sweeney@p66.com

When an accident, spill or incident involving Company’s Commodities requires a report to be submitted to a Governmental Authority, this notification shall be made as soon as reasonably practical in compliance with applicable Law and a copy of the required report

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

shall be delivered to Company at IncidentFollowup@P66.com. Either Party may change its contact information upon Notice to the other in accordance with this Section 12.03 and Section 14.01.
Article XIII.    Force Majeure
Section 13.01    Suspension during Force Majeure Events. As soon as possible upon the occurrence of a Force Majeure, a Party affected by a Force Majeure event shall provide the other Party with written notice of the occurrence of such Force Majeure event. Subject to Section 2.02, each Party’s obligations (other than an obligation to pay any amounts due to the other Party which shall not be suspended under this Section 13.01) shall be temporarily suspended during the occurrence of, and for the entire duration of, a Force Majeure event to the extent that such an event prevents Carrier from performing its obligations under this Agreement. Each Party’s obligations (other than an obligation to pay any amounts due to the other Party which shall not be suspended under this Section 13.01) shall be temporarily suspended beginning 20 Days after the commencement of, and for the entire remaining duration of, a Force Majeure event to the extent that such event prevents Company from performing its obligations under this Agreement.
Section 13.02    Obligation to Remedy Force Majeure Events. A Party affected by a Force Majeure event shall take commercially reasonable steps to remedy such situation so that it may resume its performance within a reasonable period of time.
Section 13.03    Strikes and Lockouts. The settlement of strikes, lockouts and other labor disturbances shall be entirely within the discretion of the affected Party and the requirement to remedy a Force Majeure event within a reasonable period of time shall not require the settlement of strikes or lockouts by acceding to the demands of an opposing Person when such course is inadvisable in the discretion of the Party having the difficulty.
Section 13.04    Action in Emergencies. Carrier may temporarily suspend performance of the services to prevent injuries to persons, damage to property or harm to the environment.
Article XIV.    Notices
Section 14.01    Notices. Unless otherwise specifically provided in this Agreement, all Notices between the Parties given under or in relation to this Agreement shall be made in writing and shall be deemed to have been properly given if: (i) personally delivered (with written confirmation of receipt); or (ii) delivered by a recognized overnight delivery service (delivery fees prepaid), in either case to the appropriate address set forth below:

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

If to Carrier: Phillips 66 Partners Carrier LLC 3010 Briarpark Drive Houston, TX 77042 Attn: President With a copy to General Counsel, Transportation at the same address	If to Company: Phillips 66 Company Attn: General Manager, Supply & Distribution Pam McGinnis 3010 Briarpark Drive Houston, TX 77042 With a copy to General Counsel, at the same address

Either Party may change its address for Notice upon Notice to the other in accordance with this Section 14.01.
Section 14.02    Effective upon Receipt. Any Notice given in the manner set forth in Section 14.01 shall be effective upon actual receipt if received during Normal Business Hours, or at the beginning of the recipient’s next Business Day if not received during Normal Business Hours.
Article XV.    Applicable Law
Section 15.01    Applicable Law. Regardless of the place of contracting, the place of performance or otherwise, this Agreement and all amendments, modifications, alterations or supplements to it, shall be governed and interpreted in accordance with the laws of the state of Texas, without regard to the principles of conflicts of law or any other principle that might apply the law of another jurisdiction.
Article XVI.    Limitation of Liability
Section 16.01    No Liability for Consequential Damages. In no event shall either Party be liable to the other Party for, and no arbitral panel is authorized to award, any punitive, special, indirect or consequential damages of any kind or character resulting from or arising out of this Agreement, including, without limitation, loss of profits or business interruption, however they may be caused.
Section 16.02    Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, Carrier shall in no event be liable for loss of, or damage to, any of Company’s Commodities except to the extent caused by Carrier’s negligence or willful misconduct, or the negligence or willful misconduct of Carrier’s employees, agents, contractors or subcontractors, in the safekeeping and handling of Company’s Commodities. In no event shall Carrier be liable for more than the replacement of lost or damaged Commodities or, at its option, payment of the replacement cost of any lost or damaged Commodities. Each Party shall be discharged from any and all liability with respect to services performed and

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

any loss or damage Claims arising out of this Agreement unless suit or action is commenced with respect to such services, loss or Claim within two (2) years after the cause of action arises.
Article XVII.    Default
Section 17.01    Default. Subject to Section 17.03, should either Party default in the prompt performance and observance of any of the terms and conditions of this Agreement, and should such default continue for thirty (30) Days or more after Notice thereof by the non-defaulting Party to the defaulting Party, or should either Party become insolvent, commence a case for liquidation or reorganization under the United States Bankruptcy Code (or become the involuntary subject of a case for liquidation or reorganization under the United States Bankruptcy Code, if such case is not dismissed within thirty (30) Days) be placed in the hands of a state or federal receiver or make an assignment for the benefit of its creditors, then the other Party shall have the right, at its option, to terminate this Agreement immediately upon Notice to the other Party.
Section 17.02    Non-Exclusive Remedies. Except as otherwise provided, but subject to Article XVI, the remedies of Carrier and Company provided in this Agreement shall not be exclusive, but shall be cumulative and shall be in addition to all other remedies in favor of Carrier or Company, at Law or equity.
Section 17.03    Right to Terminate. Subject to Section 17.01, in the event of a default by Company, the Scheduled Charges theretofore accrued shall, at the option of Carrier, become immediately due and payable and Carrier shall also have the right, at its option, to terminate this Agreement immediately upon Notice to Company. In the event of a default by Carrier, Company shall also have the right, at its option, to terminate this Agreement immediately upon Notice to Carrier and withdraw its Commodities from the Tanks, provided Company has paid Carrier for the Scheduled Charges that have accrued to date of such withdrawal.
Article XVIII.    Public Use
Section 18.01    Public Use. This Agreement is made as an accommodation to Company. In no event shall Carrier’s services hereunder be deemed to be those of a public utility or a common carrier. If any action is taken or threatened by any Governmental Authority to declare Carrier’s services hereunder to be those of a public utility or a common carrier, then, in that event, at the option of Carrier and upon Company’s receipt of Carrier’s Notice, Carrier may restructure and restate this Agreement or terminate this Agreement on the effective date of such action as to the affected Tank (s) or services.
Article XIX.    Confidentiality

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Section 19.01    Confidentiality. The Parties understand and agree that the Scheduled Charges are confidential as between the Parties. Each Party agrees not to disclose such confidential information to any third Person. Each Party may disclose confidential information to its advisors, consultants or representatives (provided that such Persons agree to maintain the confidentiality thereof) or when compelled to do so by Law (but the disclosing Party must notify the other Party promptly of any such request for confidential information before disclosing it, if practicable, so that the other Party may seek a protective order or other appropriate remedy or waive compliance with this Section 19.01). In the event that the other Party does not obtain a protective order or other remedy or does not waive compliance with this Section 19.01, the disclosing Party shall disclose only that portion of the confidential information to which the compelling Person is legally entitled.
Article XX.    Miscellaneous
Section 20.01    Disputes between the Parties. Any dispute between the Parties in connection with this Agreement shall be resolved by arbitration in accordance with the procedures set forth in Exhibit B, provided that either Party may seek a restraining order, temporary injunction, or other provisional relief in any court with jurisdiction over the subject matter of the dispute and sitting in Houston, Texas, if such Party in its sole judgment believes that such action is necessary to avoid irreparable injury or to preserve the status quo ante.
Section 20.02    Assignment. Neither Party may assign its rights under this Agreement without the prior written consent of the other Party. However, notwithstanding the immediately preceding sentence, either Party may assign this Agreement to any of its affiliates by providing written notice to the other Party, and Carrier may make collateral assignments of this Agreement to secure working capital or other financing.
Section 20.03    Partnership Change in Control. Upon the occurrence of a Partnership Change in Control, Carrier shall provide Company with Notice of such Partnership Change in Control at least sixty (60) Days prior to the effective date thereof. Within 180 days following receipt of such Notice, Company may elect to terminate this Agreement, effective no earlier than the effective date of such Partnership Change in Control.
Section 20.04    No Third-Party Rights. Except as expressly provided, nothing in this Agreement is intended to confer upon any Person other than the Parties, and their respective successors and assigns, any rights, benefits or obligations.
Section 20.05    Compliance with Laws. Each Party shall at all times comply with all Laws as are applicable to its performance of this Agreement.
Section 20.06    Severability. If any provision of this Agreement or the application thereof shall be found by any arbitral panel or court of competent jurisdiction to be invalid, illegal

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

or unenforceable to any extent and for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties. In any event, the remainder of this Agreement and the application of such remainder shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.
Section 20.07    Non-Waiver. The failure of either Party to enforce any provision, condition, covenant or requirement of this Agreement at any time shall not be construed to be a waiver of such provision, condition, covenant or requirement unless the other Parties are so notified by such Party in writing. Any waiver by a Party of a default by any other Party in the performance of any provision, condition, covenant or requirement contained in this Agreement shall not be deemed to be a waiver of such provision, condition, covenant or requirement, nor shall any such waiver in any manner release such other Party from the performance of any other provision, condition, covenant or requirement.
Section 20.08    Entire Agreement. This Agreement, together with all Exhibits attached hereto, constitutes the entire Agreement between the Parties relating to its subject matter and it supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the Parties relating to the subject matter hereof, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as specifically set forth in, or contemplated by, this Agreement.
Section 20.09    Amendments. This Agreement shall not be modified or amended, in whole or in part, except by a written amendment signed by both Parties.
Section 20.10    Survival. Any indemnification granted hereunder by one Party to the other Party or any provision hereof providing for any payment to any Party that has accrued at time of expiration or termination shall survive the termination of all or any part of this Agreement.
Section 20.11    Counterparts; Multiple Originals. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on each of the Parties. Each of the Parties may sign any number of copies of this Agreement. Each signed copy shall be deemed to be an original, but all of them together shall represent one and the same agreement.
Section 20.12    Exhibits. The Exhibits identified in this Agreement are incorporated in this Agreement and constitute a part of this Agreement. If there is any conflict between this Agreement and any Exhibit, the provisions of the Exhibit shall control.
Section 20.13    Table of Contents; Headings; Subheadings. The table of contents and the headings and subheadings of this Agreement have been inserted only for convenience to

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

facilitate reference and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
Section 20.14    Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.
Section 20.15    Business Practices. Carrier shall use its best efforts to make certain that all billings, reports, and financial settlements rendered to or made with Company pursuant to this Agreement, or any revision of or amendments to this Agreement, will properly reflect the facts about all activities and transactions handled by authority of this Agreement and that the information shown on such billings, reports and settlement documents may be relied upon by Company as being complete and accurate in any further recording and reporting made by Company for whatever purposes. Carrier shall notify Company if Carrier discovers any errors in such billings, reports, or settlement documents.
[Signature page follows.]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, Carrier and Company have signed this Agreement as of the Effective Date.

PHILLIPS 66 CARRIER LLC
By:	Phillips 66 Partners Holdings LLC, Sole Member of Phillips 66 Carrier LLC
By:	Phillips 66 Partners LP, Sole Member of Phillips 66 Partners Holdings LLC
By:	Phillips 66 Partners GP, LLC, General Partner of Phillips 66 Partners LP
By:	/s/ J.T. Liberti
J.T. Liberti
Vice President and Chief Operating Officer

PHILLIPS 66 COMPANY
By:	/s/ T.G. Taylor
T.G. Taylor
Executive Vice President, Commercial, Marketing, Transportation and Business Development

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit A
Scheduled Fees

1.	Storage Fee: $**/Barrel
2.    Holdover Fee:                 $**/Day (or partial Day)

3.	Adjustment. Carrier may increase all charges set forth in Paragraphs 1 and 2 above annually beginning January 1, 2015, in accordance with Section 3.05.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit B
Dispute Resolution Procedures
Either Party may initiate dispute resolution procedures by sending a Notice to the other Party specifically stating the complaining Party’s Claim and by initiating binding arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, by three arbitrators who shall be neutral, independent, and generally knowledgeable about the type of transaction which gave rise to the dispute. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, provided that the arbitrators shall include in their report/award a list of findings, with supporting evidentiary references, upon which they have relied in making their decision. Judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Houston, Texas.
Notwithstanding anything herein and regardless of any procedures or rules of the Center for Public Resources, it is expressly agreed that the following shall apply and control over any other provision in this Agreement:

(a)
All offers, conduct, views, opinions and statements made in the course of negotiation or mediation by any of the Parties, their employees, agents, experts, attorneys, and representatives, and by any mediator, are confidential, made for compromise and settlement, protected from disclosure under Federal and State Rules of Evidence and Procedure, and inadmissible and not discoverable for any purpose, including impeachment, in litigation or legal proceedings between the Parties, and shall not be disclosed to any Person who is not an agent, employee, expert or representative of the Parties, provided that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of presentation or use in mediation.

(b)
Except to the extent that the Parties may agree upon selection of one or more arbitrators, the Center for Public Resources shall select arbitrators from a panel reviewed by the Parties. The Parties shall be entitled to exercise peremptory strikes against one-third of the panel and may challenge other candidates for lack of neutrality or lack of qualifications. Challenges shall be resolved in accordance with Center for Public Resource rules.

(c)
The Parties shall have at least twenty (20) Days following the close of hearing within which to submit a brief (not to exceed eighteen (18) pages in length) and ten (10) Days from date of receipt of the opponent’s brief within which to respond thereto.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

(d)	The Parties expressly agree that the arbitrators shall not award punitive damages, consequential damages, or attorneys’ fees (except attorneys’ fees specifically authorized by the Agreement).

(e)	The fees and expenses of any mediator or arbitrator shall be shared equally by the Parties.

(f)	The Parties may, by written agreement (signed by both Parties), alter any time deadline or location(s) for meetings.
Time is of the essence for purposes of the provisions of this Exhibit.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit C

Commodities

•	Automotive Gasoline

•	Kerosene

•	Jet Fuel

•	JP8

•	Tractor Fuel

•	Diesel Fuel

•	Fuel Oil Distillates

•	Naphtha

•	Diluents

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit D
Specifications

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Distillate, Jet A / #1 Diesel Fuel / #1 Fuel Oil / #1K Kero, Low Sulfur (420 ppm max)

Property	Test Method	Units	Min	Max	Specific
Acid Number	D3242 Acidity in Turb Fuel	mg KOH/g		0.10	
Additives	General Note				
API Gravity (60 Deg F)	D4052 Density & D1250 Tables	API	37.5	50.5	
Appearance	Visual		Clear & Br		
Aromatics	D1319 Hydrocarbon Typ by FIA	Vol%		23.2	
Ash	D482 Ash	Wt%		0.01	
Carbon Res 10% Btms	D524 Ramsbottom Carb Res	Wt %		0.35	
Carbon Res 10% Btms	D524 Ramsbottom Carb Res	Wt %		0.10	
Cetane Index by 2-var	D976 Cetane Index by 2-var		40		
Cetane Index by 4-var	D4737 Cet Ind by 4-var calc A		40.0		
Cloud Pt	D5773 Cloud Pt by Phase Tech	Deg F		-12	
Color, Saybolt	D6045 Color by Auto TriStim		+21		
Copper Strip Corrosion	D130 Cu Str 3 Hr @ 122 F	Rating		1	
Dist 10 Vol% Rec, corr	D2887 Sim Dist by GC	Deg F		365	
Dist 10 Vol% Rec, corr	D86 Dist at Atm Press	Deg F		393	
Dist 50 Vol% Rec, corr	D2887 Sim Dist by GC	Deg F	Report		
Dist 50 Vol% Rec, corr	D86 Dist at Atm Press	Deg F	Report		
Dist 90 Vol% Rec, corr	D2887 Sim Dist by GC	Deg F		580	
Dist 90 Vol% Rec, corr	D86 Dist at Atm Press	Deg F		550	
Dist End Pt	D86 Dist at Atm Press	Deg F		560	
Dist End Pt, corr	D2887 Sim Dist by GC	Deg F		644	
Dist Loss, corr	D86 Dist at Atm Press	Vol%		1.5	
Dist Residue	D86 Dist at Atm Press	Vol%		1.5	
Electrical Conductivity	D2624 Elec Conductivity	pS/M	Report		
Existent Gum	D381 Gum Content by Jet Evap	mg/100ml		4	
Flash Pt	D56 Flash Pt by TCC	Deg F	110		All Other PL's
Flash Pt	D56 Flash Pt by TCC	Deg F	115		East (Gold) PL
Freeze Pt	D5972 Freeze Pt by Ph Tech	Deg F		- 42.5	
Haze, Colonial	D4176 Wtr & Part Cont, Proc 2	Rating		2	
JFTOT Press Drop	D3241 JFTOT@ 275 C	mm Hg		25	
JFTOT Tube Rating	D3241 JFTOT@ 275 C	Rating		<3	
Mercaptan Sulfur	D3227 Thiol Merc S by Titra	Wt%		0.003	
Mercaptan Sulfur	D4952 Active S by Doc Tst	Rating	sweet		
Most Current Version	See Note				
MSEP	D3948 Water Sep by MSEP	Rating	85		
Naphthalenes	D1840 Naphthalenes by UV	Vol%		2.9	
Net Heat of Combustion	D3338 Net Heat of Comb	BTU/lb	18,420		
Particulate Matter	D2276 Parti Cont in Av Fuel	mg/gal	Report		
Pour Point	D5949 Pour Pt by Phase Tech	Deg F		-25	
Product Description	See Note				
Smoke Pt	D1322 Smoke Pt	mm	20		
Specifications Contact	See Note				
Sulfur	D2622 S by X-ray Fluo Spec	ppm		420

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Distillate, Jet A / #1 Diesel Fuel / #1 Fuel Oil / #1K Kero, Ultra-Low Sulfur (15 ppm max)

Property	Test Method	Units	Min	Max	Specific
Acid Number	D3242 Acidity in Turb Fuel	mg KOH/g		0.10	
Additives	General Note				
API Gravity (60 Deg F)	D4052 Density & D1250 Tables	API	37.5	50.5	
Appearance	Visual		Clear & Br		
Aromatics	D1319 Hydrocarbon Typ by FIA	Vol%		23.2	
Ash	D482 Ash	Wt%		0.01	
Carbon Res 10% Btms	D524 Ramsbottom Carb Res	Wt %		0.35	
Cetane Index by 2-var	D976 Cetane Index by 2-var		40		
Cetane Index by 4-var	D4737 Cet Ind by 4-var calc A		40.0		
Cloud Pt	D5773 Cloud Pt by Phase Tech	Deg F		-12	
Color, Saybolt	D6045 Color by Auto TriStim		+21		
Copper Strip Corrosion	D130 Cu Str 3 Hr @ 122 F	Rating		1	
Dist 10 Vol% Rec, corr	D2887 Sim Dist by GC	Deg F		365	
Dist 10 Vol% Rec, corr	D86 Dist at Atm Press	Deg F		393	
Dist 50 Vol% Rec, corr	D2887 Sim Dist by GC	Deg F	Report		
Dist 50 Vol% Rec, corr	D86 Dist at Atm Press	Deg F	Report		
Dist 90 Vol% Rec, corr	D2887 Sim Dist by GC	Deg F		580	
Dist 90 Vol% Rec, corr	D86 Dist at Atm Press	Deg F		550	
Dist End Pt	D86 Dist at Atm Press	Deg F		560	
Dist End Pt, corr	D2887 Sim Dist by GC	Deg F		644	
Dist Loss, corr	D86 Dist at Atm Press	Vol%		1.5	
Dist Residue	D86 Dist at Atm Press	Vol%		1.5	
Electrical Conductivity	D2624 Elec Conductivity	pS/M	Report		
Existent Gum	D381 Gum Content by Jet Evap	mg/100ml		4	
Flash Pt	D56 Flash Pt by TCC	Deg F	110		All Other PL's
Flash Pt	D56 Flash Pt by TCC	Deg F	115		East (Gold) PL
Freeze Pt	D5972 Freeze Pt by Ph Tech	Deg F		- 42.5	
Haze, Colonial	D4176 Wtr & Part Cont, Proc 2	Rating		2	
JFTOT Press Drop	D3241 JFTOT@ 275 C	mm Hg		25	
JFTOT Tube Rating	D3241 JFTOT@ 275 C	Rating		<3	
Mercaptan Sulfur	D3227 Thiol Merc S by Titra	Wt%		0.003	
Mercaptan Sulfur	D4952 Active S by Doc Tst	Rating	sweet		
Most Current Version	See Note				
MSEP	D3948 Water Sep by MSEP	Rating	85		
Naphthalenes	D1840 Naphthalenes by UV	Vol%		2.9	
Net Heat of Combustion	D3338 Net Heat of Comb	BTU/lb	18,420		
Particulate Matter	D2276 Parti Cont in Av Fuel	mg/gal	Report		
Pour Point	D5949 Pour Pt by Phase Tech	Deg F		-25	
Product Description	See Note				
Smoke Pt	D1322 Smoke Pt	mm	20		
Specifications Contact	See Note				
Sulfur	D2622, D5453, D7039	ppm		11	All Other PL's
Sulfur	D2622, D5453, D7039	ppm		10	East (Gold) PL

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).